UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2016

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100

Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modifications to Rights of Security Holders.

On June 22, 2016, Summit Hotel Properties, Inc. (the “Company”) filed, with the State Department of Assessments and Taxation of the State of Maryland, Articles Supplementary (the “Articles Supplementary”) to the Articles of Amendment and Restatement of the Company, as amended and supplemented, classifying and designating 3,000,000 of the Company’s authorized preferred shares of preferred stock, $0.01 par value per share, as 6.45% Series D Cumulative Redeemable Preferred Stock, $0.01 par value per share (“Series D Preferred Stock”). A summary of the material terms of the Series D Preferred Stock is set forth under the caption “Description of the Series D Preferred Stock” in the Company’s prospectus supplement, dated June 21, 2016 and filed with the Securities and Exchange Commission (the “SEC”) on June 21, 2016 (the “Prospectus Supplement”). The summary of the Series D Preferred Stock in the Prospectus Supplement and the following description of the Series D Preferred Stock are qualified in their entirety by reference to the Articles Supplementary, which are hereby incorporated by reference into this Item 3.03 and which were filed as Exhibit 3.2 to the Company’s Registration Statement on Form 8-A, filed with the SEC on June 24, 2016.

The Company filed the Articles Supplementary in connection with its previously announced underwritten public offering of Series D Preferred Stock, as further described below.

The Series D Preferred Stock rank senior to the Company’s common stock, $0.01 par value per share (the “Common Stock”), with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.  The Series D Preferred Stock rank on a parity with the Company’s 9.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”), 7.875% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series B Preferred Stock”) and the Company’s 7.125% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series C Preferred Stock”), with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

In addition to other preferential rights, each holder of Series D Preferred Stock is entitled to receive a liquidation preference, which is equal to $25.00 per share of Series D Preferred Stock, plus any accrued and unpaid distributions to, but not including, the date of the payment, before the holders of shares of Common Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company.  Furthermore, the Company is restricted from declaring or paying any distributions, or setting aside any funds for the payment of distributions, on shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock or, subject to certain exceptions, redeeming or otherwise acquiring shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as applicable, unless full cumulative distributions on the Series D Preferred Stock have been declared and either paid or set aside for payment in full for all past distribution periods.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

In connection with the anticipated closing of the offering of the Series D Preferred Stock, Summit Hotel GP, LLC, a wholly owned subsidiary of the Company and the sole general partner of Summit Hotel OP, LP, a Delaware limited partnership (the “Operating Partnership”), on its own behalf as general partner of the Operating Partnership and on behalf of the limited partners of the Operating Partnership, has amended the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Partnership Agreement”) to provide for the issuance of up to 3,000,000 6.45% Series D Cumulative Redeemable Preferred Units (liquidation preference $25.00 per unit) (the “Series D Preferred Units”). Such amendment is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein. The Company expects to contribute the net proceeds from the sale of the Series D Preferred Stock in the Preferred Stock Offering (as defined below) to the Operating Partnership in exchange for the same number of Series D Preferred Units. The Series D Preferred Units have economic terms that mirror the terms of the Series D Preferred Stock. The issuance of the Series D Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.

The Series D Preferred Units will rank, as to distributions and upon liquidation, senior to the common units of limited partnership interest in the Operating Partnership and on a parity with the Operating Partnership’s 9.25% Series A Cumulative Redeemable Preferred Units, the Operating Partnership’s 7.875% Series B Cumulative Redeemable Preferred Units, the Operating Partnership’s 7.125% Series C Cumulative Redeemable Preferred Units and other parity units the Operating Partnership may issue in the future.

This description of the material terms of the amendment to the Partnership Agreement is qualified in its entirety by reference to the amendment to the Partnership Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 5.03.

Item 7.01.  Regulation FD Disclosure.

On June 21, 2016, the Company issued a press release announcing the pricing of an underwritten public offering of Series D Preferred Stock. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 7.01.

Item 8.01.  Other Events.

On June 21, 2016, the Company and the Operating Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with the several underwriters named on Schedule I therein (the “Underwriters”), for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc., Robert W. Baird & Co. Incorporated and RBC Capital Markets, LLC acted as representatives, pursuant to which the Company agreed to offer and sell 3,000,000 shares of Series D Preferred Stock at a public offering price of $25.00 per share (the “Preferred Stock Offering”). In the Underwriting Agreement, the Company and the Operating Partnership made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.  The closing of the Preferred Stock Offering is expected to occur on June 28, 2016, subject to customary closing conditions pursuant to the terms of the Underwriting Agreement.

The Company estimates that the net proceeds from the Preferred Stock Offering, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, will be approximately $72.4 million.

The Series D Preferred Stock have been registered on the Company’s shelf registration statement on Form S-3 (File No. 333-212118), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on June 20, 2016.

This description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 8.01.  For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting (Conflicts of Interest)” contained in the Prospectus Supplement, which disclosure is hereby incorporated by reference into this Item 8.01.

In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of its counsel, Venable LLP.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements relate to the closing of the Preferred Stock Offering, the contribution of the net proceeds of the Preferred Stock Offering and the issuance of the Series D Preferred Units. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information.

These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy and other factors as are described in greater detail in the Company’s filings with the SEC, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1

Underwriting Agreement, dated June 21, 2016, by and among Summit Hotel Properties, Inc., Summit
Hotel OP, LP and the several Underwriters listed on Schedule I attached thereto, for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc., Robert W. Baird & Co. Incorporated and RBC Capital Markets, LLC acted as representatives.

3.1

Articles Supplementary to the Articles of Amendment and Restatement of Summit Hotel Properties, Inc. designating the Company’s 6.45% Series D Cumulative Redeemable Preferred Stock, $0.01 par value per share (incorporated by reference to Exhibit 3.2 of the Company’s Registration Statement on Form 8-A filed with the SEC on June 24, 2016).

3.2	Fifth Amendment to the First Amended and Restated Agreement of Limited Partnership of Summit Hotel OP, LP.

5.1	Opinion of Venable LLP, dated June 24, 2016, regarding the legality of the 6.45% Series D Cumulative Redeemable Preferred Stock.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

99.1	Press release dated June 21, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.

	By:	/s/ Greg A. Dowell
Greg A. Dowell
Executive Vice President, Chief Financial Officer
Dated: June 24, 2016		and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated June 21, 2016, by and among Summit Hotel Properties, Inc., Summit
Hotel OP, LP and the several Underwriters listed on Schedule I attached thereto, for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc., Robert W. Baird & Co. Incorporated and RBC Capital Markets, LLC acted as representatives.

3.1

Articles Supplementary to the Articles of Amendment and Restatement of Summit Hotel Properties, Inc. designating the Company’s 6.45% Series D Cumulative Redeemable Preferred Stock, $0.01 par value per share (incorporated by reference to Exhibit 3.2 of the Company’s Registration Statement on Form 8-A filed with the SEC on June 24, 2016).

3.2	Fifth Amendment to the First Amended and Restated Agreement of Limited Partnership of Summit Hotel OP, LP.

5.1	Opinion of Venable LLP, dated June 24, 2016, regarding the legality of the 6.45% Series D Cumulative Redeemable Preferred Stock.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

99.1	Press release dated June 21, 2016.